EXHIBIT 99.6
                                  ------------

The Novation Confirmation among the Counterparty, Credit Suisse Management LLC and the Supplemental Interest Trustee


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[CREDIT SUISSE LOGO]                  CREDIT SUISSE INTERNATIONAL
                            One Cabot Square,           Telephone 020 7888 8888
                            London E14 4QJ              www.credit-suisse.com


                              Facsimile Cover Sheet


To: The Supplemental Interest Trust Created Under The Pooling And Servicing Agreement For Residential Asset Securitization Trust 2006-A11

Attention:                       Heakyung Chung, CSIN Marketer

Fax number:                      To be delivered by Heakyung Chung

Date:                            29 August 2006

Pages (including cover page):    5

Our Reference No: External ID: 53143395NOV / Risk ID: 447523730 & 447523732

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                             For Equity Derivatives:
Telephone Numbers: (212) 538-9370                       Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                        (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com         Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.



CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

                                                      Registered Office as above
                Registered with unlimited liability in England under No. 2500199
                    Authorised and Regulated by the Financial Services Authority
                                                          VAT No: GB 447 0737 41


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[CREDIT SUISSE LOGO]                    CREDIT SUISSE INTERNATIONAL
                            One Cabot Square,           Telephone 020 7888 8888
                            London E14 4QJ              www.credit-suisse.com


                              Novation Confirmation

Date:      29 August 2006

To: The Supplemental Interest Trust Created Under The Pooling And Servicing Agreement For Residential Asset Securitization Trust 2006-A11

To:        Credit Suisse Management LLC

From:      Credit Suisse International "CSIN"

Re:        Novation Transaction

External ID: 53131951NOV

--------------------------------------------------------------------------------

Dear Sir/Madam:

           The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

           1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA definitions (the "Product Definitions"), each as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the Product Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern. In the event of any inconsistency between the Novation Confirmation and the New Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

           2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

           Novation Date:                    29 August 2006

           Novated Amount:                   USD 46,200,000, subject to
                                             amortization as set out in the
                                             Additional Terms.

           Transferor:                       Credit Suisse Management LLC

           Transferee:                       The Supplemental Interest Trust
                                             Created Under The Pooling And
                                             Servicing Agreement For Residential
                                             Asset Securitization Trust 2006-A11

           Remaining Party:                  Credit Suisse International

                                                                               2
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[CREDIT SUISSE LOGO]                    CREDIT SUISSE INTERNATIONAL
                            One Cabot Square,           Telephone 020 7888 8888
                            London E14 4QJ              www.credit-suisse.com


           New Agreement (between            1992 ISDA Master Agreement dated as
           Transferee and Remaining          of 29 August 2006
           Party):

           3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

           Trade Date of Old Transaction:               14 August 2006
           Effective Date of Old Transaction:           29 August 2006
           Termination Date of Old Transaction:         25 October 2010


           4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

           Full First Calculation Period:               Applicable

           5. Miscellaneous Provisions:

           Non-Reliance:                                Applicable


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to the parties on request.
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[CREDIT SUISSE LOGO]                    CREDIT SUISSE INTERNATIONAL
                            One Cabot Square,           Telephone 020 7888 8888
                            London E14 4QJ              www.credit-suisse.com


           The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.


Credit Suisse International


By:  /s/ Carole Villoresi
     --------------------
 Name:     Carole Villoresi
 Title: Authorized Signatory


Credit Suisse Management LLC


By:  /s/ Yolanda Perez-Wilson
     ------------------------
 Name: Yolanda Perez-Wilson
 Title: Assistant Vice President


The Supplemental Interest Trust created under The Pooling and Servicing Agreement for Residential Asset Securitization Trust 2006-A11

by Deutsche Bank National Trust Company, not in its individual capacity, but solely as Supplemental Interest Trustee on behalf of The Supplemental Interest Trust created under the Pooling and Servicing Agreement for Residential Asset Securitization Trust 2006-A11


By:  /s/ Jennifer Hermansader
     ------------------------
 Name:     Jennifer Hermansader
 Title:    Associate



Our Reference No: External ID: 53143395NOV / Risk ID: 447523730 & 447523732

                                                                               4
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[CREDIT SUISSE LOGO]                    CREDIT SUISSE INTERNATIONAL
                            One Cabot Square,           Telephone 020 7888 8888
                            London E14 4QJ              www.credit-suisse.com


                                    EXHIBIT A
                                    ---------

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.



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